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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 2007

                              AETHLON MEDICAL, INC.
               (Exact name of Registrant as specified in charter)


          Nevada                   000-21846                   13-3632859
          ------                   ---------                   ----------
(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)            Identification Number)

                       3030 Bunker Hill Street, Suite 4000
                           San Diego, California 92109
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 459-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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FORWARD LOOKING STATEMENTS

         This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


ITEM 8.01         OTHER EVENTS

         On June 11, 2007, the Company withdrew its Registration Statement on Form SB-2 (SEC File #333-142121) with respect to the resale of shares of common stock and common stock underlying convertible notes and warrants previously issued. Also, on June 11, 2007, the Company withdrew its Registration Statement on Form SB-2 (SEC File #333-141893) with respect to the March 21, 2007, common stock purchase agreement with Fusion Capital Fund, II LLC. The Company has withdrawn the registration statements in order to preserve its flexibility to explore additional sources of financing. As previously disclosed by the Company, funding under the Fusion common stock purchase agreement cannot commence unless a registration statement relating to this transaction has been declared effective by the U.S. Securities and Exchange Commission.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         None.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 11, 2007                     AETHLON MEDICAL, INC.

                                          By: /s/ James A. Joyce
                                              ---------------------------------
                                              James A. Joyce
                                              Chief Executive Officer